                                                                         11/6/00

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO. _______ )

Filed by the Registrant                                       [X]
Filed by a Party other than the Registrant                    [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12

                             Fortis Securities, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                   (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.
     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction :

     (5)  Total fee paid:


[_]  Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            FORTIS SECURITIES, INC.

                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                        TO BE HELD ON DECEMBER 14, 2000

     The annual meeting of the shareholders of Fortis Securities, Inc. (the "Company") will be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, December 14, 2000, at 10:00 a.m. for the following purposes:

     1. To set the number of directors at ten and to elect a Board of Directors.

     2. To ratify the selection by the Board of Directors of the Company of KPMG LLP as independent public accountants for the Company for the fiscal year ending July 31, 2001.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record on October 31, 2000, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                             Michael J. Radmer
                                             Secretary

Dated: November 6, 2000

                            FORTIS SECURITIES, INC.

                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                                PROXY STATEMENT

             ANNUAL MEETING OF THE SHAREHOLDERS--DECEMBER 14, 2000

     The enclosed proxy is solicited by the Board of Directors of Fortis Securities, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held December 14, 2000, and at any adjournment (rescheduling) of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 6, 2000. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Company, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of Advisers is that of the Company as provided above.

     A proxy may be revoked by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposal 2 (ratification of independent public accountants). Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only those shareholders owning shares as of the close of business on October 31, 2000, may vote at the meeting or any adjournments of the meeting. As of that date, there were issued and outstanding 12,672,428 common shares, $.01 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held.

     If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     A copy of the Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64284, St. Paul, Minnesota 55164 or call 1-800-800- 2000, extension 4579, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                 SHARE OWNERSHIP

     The following table sets forth the number of shares of the Company and the number of shares of all other investment companies managed by Advisers owned beneficially by the directors of the Company and by all officers and directors as a group, as of October 11, 2000.

                            Number of Company             Shares Owned of
Beneficial Owner        Shares Beneficially Owned       Other Fortis Funds*
----------------        -------------------------       -------------------
Allen R. Freedman                     0                        18,707
Dr. Robert M. Gavin                   0                        21,765
Jean L. King                          0                        18,127
Dean C. Kopperud                      0                        21,983
Phillip O. Peterson                   0                             0
Robb L. Prince                      560                       194,211
Leonard J. Santow                     0                        79,329
Noel F. Schenker                    100                         1,447
Dr. Lemma W. Senbet                   0                             0
Joseph M. Wikler                      0                       134,401
Officers and directors
  as a group                        660                     1,226,981

---------------------
     * "Other Fortis Funds" currently consists of eight open-end investment companies managed by Advisers. The open-end investment companies are Fortis Advantage Portfolios, Inc.; Fortis Equity Portfolios, Inc.; Fortis Growth Fund, Inc.; Fortis Income Portfolios, Inc.; Fortis Money Portfolios, Inc.; Fortis Series Fund, Inc.; Fortis Tax-Free Portfolios, Inc.; and Fortis Worldwide Portfolios, Inc.

     As of October 11, 2000, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the voting shares of the Company.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, shareholders will be asked to elect the members of the Company's Board of Directors. The Bylaws of the Company provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The Company's management recommends that the number of directors to be elected at the annual meeting be set at ten. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at ten.

     It is intended that the enclosed proxy will be voted for the election of the ten persons named below as directors unless such authority has been withheld in the proxy. All of the nominees, with the exception of Mr. Peterson and Dr. Senbet, were elected directors by the shareholders at their last annual meeting and are currently serving as directors of the Company. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years is set forth below.

                                                                                Directorships of Other
Name, Age, Term of Office       Principal Occupation/Business Experience        Reporting Companies
-------------------------       ----------------------------------------        ----------------------
Allen R. Freedman *, Age 60     Director, Fortis, Inc.; prior to July 2000,     Other Fortis Funds; Systems
Director since 1987             Chairman & CEO, Fortis, Inc., and               and Computer Technology
                                Managing Director of Fortis International,      Corporation.
                                N.V.; director of Systems and Computer
                                Technology Corporation.

Dr. Robert M. Gavin, Age 60     President, Cranbrook Education Community;       Other Fortis Funds
Director since 1986 (2)         prior to July 1996, President, Macalester
                                College, St. Paul, MN.

Jean L. King, Age 56            President, Communi-King, a                      Other Fortis Funds Director
since 1984 (1)                  communications consulting firm.

Dean C. Kopperud*, Age 48       Chief Executive Officer and a Director of       Other Fortis Funds
Director since 1995 (2)         Advisers; Chief Executive Officer and a
                                Director of Fortis Investors, Inc.
                                ("Investors"), the underwriter of shares of
                                investment companies affiliated with the
                                Company; Chief Executive Officer of Fortis
                                Financial Group; a Director of Fortis Benefits
                                Insurance Company and Senior Vice President of
                                Fortis Insurance Company.

Phillip O. Peterson, Age 55     Mutual fund industry consultant; Partner of     Other Fortis Funds
Director since June 20, 2000    KPMG LLP, through June 1999.

Robb L. Prince, Age 59          Financial and employee benefit consultant;      Other Fortis Funds;
Director since 1982 (2)         prior to July 1995, Vice President and          Analysts International
                                Treasurer, Jostens, Inc., a producer of         Corporation
                                products and services for youth, education,
                                sports award, and recognition markets;
                                director of Analysts International Corporation

                                                                                Directorships of Other
Name, Age, Term of Office       Principal Occupation/Business Experience        Reporting Companies
-------------------------       ----------------------------------------        ----------------------
Leonard J. Santow, Age 64       Principal, Griggs & Santow, Inc., economic      Other Fortis Funds
Director since 1972 (3)         and financial consultants

Noel F. Schenker, Age 46        Senior Vice President, Marketing and New        Other Fortis Funds
Director since 1996 (2)         Business Development, Select Comfort
                                Corporation; prior to 2000, marketing
                                consultant; prior to 1996, Senior Vice
                                President, Marketing and Strategic Planning,
                                Rollerblade, Inc.

Dr. Lemma W. Senbet, Age 53     The William E. Mayer Professor of Finance       Fortis Growth Fund, Inc.,
Director since June 20, 2000    and Chair, Finance Department, University       Fortis Tax Free Portfolios,
                                of Maryland, College Park, MD; consultant,      Inc., Fortis Series Fund, Inc.
                                international financial institutions.

Joseph M. Wikler, Age 59        Investment consultant and private investor;     Other Fortis Funds
Director since 1994 (1)         prior to 1994, Director of Research, Chief
                                Investment Officer, Principal and a Director,
                                The Rothschild Co., an investment adviser,
                                Baltimore, MD.

--------------------
* Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company primarily because he holds a position as Director of Fortis, Inc., the parent company of Advisers.

(1)  Member of the Audit Committee of the Board of Directors.

(2)  Member of the Executive Committee of the Board of Directors.

(3)  Member of the Investment Consulting Committee of the Board of Directors.

     The Company has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee currently consists of Ms. King, Mr. Wikler and Richard W. Cutting, who serves as its chairperson. Mr. Cutting is retiring as director and is not standing for election. The Audit Committee met two times during the fiscal year ended July 31, 2000. The Company does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     During the Company's fiscal year ended July 31, 2000, there were four meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     No compensation is paid by the Company to any Director or officer who is an officer or employee of Advisers or Investors or any affiliated company. During the fiscal year ended July 31, 2000, the Company paid each director who is not affiliated with Advisers or Investors a quarterly fee of $850 and a fee of $100 for each directors' meeting and each committee meeting attended. The following table sets forth the compensation received by each director from the Company during the fiscal year ended July 31, 2000, as well as the total compensation received by each director from the Fund Complex (which includes the Company and the Other Fortis Funds) during the calendar year ended December 31, 1999. Mr. Freedman and Mr. Kopperud did not receive any such compensation and they are not included in the table.

                           Compensation           Total Compensation
Director                 from the Company         from Fund Complex
--------                 ----------------         ------------------

Dr. Robert M. Gavin           $1,800                   $31,250
Jean L. King                  $1,800                   $29,250
Phillip O. Peterson           $400                     $0
Robb L. Prince                $1,800                   $31,250
Leonard J. Santow             $2,140                   $33,850
Noel F. Schenker              $1,800                   $26,150
Dr. Lemma W. Senbet           $400                     $0
Joseph M. Wikler              $2,200                   $34,750

     The Board of Directors recommends that shareholders set the number of directors at ten and vote in favor of the above nominees to serve as Directors of the Company. The vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above ten nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     The Company's Board of Directors, including a majority of the directors who are not interested persons of Advisers or the Company, upon the recommendation of the Company's Audit Committee, have selected KPMG LLP to be the Company's independent public accountants for the fiscal year ending July 31, 2001. KPMG LLP has no direct or material indirect financial interest in the Company or in Advisers, other than receipt of fees for services to the Company. KPMG LLP has served as the independent public accountants of the Company since the fiscal year ended July 31, 1989. KPMG LLP also serves as independent public accountants for each of the other Fortis Funds.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

     The Board of Directors recommends that shareholders vote in favor of the ratification of KPMG LLP as the independent public accountants for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG LLP as the Company's independent public accountants.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Compensation paid to the executive officers of the Company is paid by Advisers. No executive officer receives any compensation from the Company, however, the Company's legal fees are paid to a law firm of which the secretary of the Company is a partner.

Name and (Age)           Position/Term of Office       Business Experience During Past Five Years
--------------           -----------------------       ------------------------------------------
Dean C. Kopperud (48)    President since 1995          See biographical information in Proposal One.

Gary N. Yalen (58)       Vice President since 1995     President and Chief Investment Officer of Advisers
                                                       (since 1995) and Senior Vice President, Investments,
                                                       of Fortis, Inc.; prior to 1996, President and Chief
                                                       Investment Officer, Fortis Asset Management, a former
                                                       division of Fortis, Inc.

Howard G. Hudson (63)    Vice President since 1995     Executive Vice President and Head of Fixed Income
                                                       Investments of Advisers since 1995; prior to 1996,
                                                       Senior Vice President, Fixed Income, Fortis Asset
                                                       Management.

Name and (Age)           Position/Term of Office       Business Experience During Past Five Years
--------------           -----------------------       ------------------------------------------
Lucinda S. Mezey (53)    Vice President since 1997     Executive Vice President and Head of Equity
                                                       Investments of Advisers since October 1997;
                                                       from 1995 to October 1997, Chief Investment
                                                       Officer, Alex Brown Capital Advisory and
                                                       Trust Co., Baltimore, MD.

James S. Byrd (49)       Vice President since 1991     Executive Vice President of Advisers.

Maroun M. Hayek (52)     Vice President since 1995     Vice President of Advisers since 1995; prior
                                                       to 1996, Vice President, Fixed Income, Fortis
                                                       Asset Management.

Robert C. Lindberg       Vice President since 1993     Vice President of Advisers.
(47)

Kevin J. Michels (49)   Vice President since 1995      Vice President of Advisers since 1995; prior
                                                       to 1996, Vice President, Administration,
                                                       Fortis Asset Management.

Christopher J. Pagano    Vice President since 1996     Vice President of Advisers since 1996; prior
                                                       to March (37) 1996, government strategist,
                                                       Merrill Lynch, New York, NY.

Kendall C. Peterson      Vice President since 1999     Vice President of Advisers since August 1999;
(44)                                                   prior to August 1999, Vice President and
                                                       portfolio manager at Prudential Insurance
                                                       Company of America, Newark, NJ.

Christopher J. Woods     Vice President since 1995     Vice President of Advisers since 1995; prior
(40)                                                   to 1996, Vice President, Fixed Income, Fortis
                                                       Asset Management.

Robert W. Beltz, Jr.     Vice President since 1993     Vice President, Securities Operations of
(51)                                                   Advisers and Investors.

Peggy E. Ettestad (43)   Vice President since 1997     Senior Vice President, Operations of Advisers
                                                       since March 1997; prior to March 1997, Vice
                                                       President, G.E. Capital Fleet Services,
                                                       Minneapolis, MN.

Tamara L. Fagely (42)    Treasurer since 1993 and      Vice President of Advisers and of Investors since
                         Vice President since 1996     1998; prior to 1998, Second Vice President of
                                                       Advisers and Investors.

Name and (Age)          Position/Term of Office       Business Experience During Past Five Years
--------------          -----------------------       ------------------------------------------
Dickson W. Lewis (51)   Vice President since 1997     Senior Vice President, Marketing and Sales of
                                                      Advisers and of Investors since July 1997; from
                                                      1993 to July 1997, President and Chief Executive
                                                      Officer, Hedstrom/Blessing, Inc., Minneapolis, MN.

David A. Peterson (58)  Vice President since 1991     Vice President and Assistant General Counsel, Fortis
                                                      Benefits Insurance Company.

Scott R. Plummer (41)   Vice President since 1996     Vice President, Associate General Counsel and
                                                      Assistant Secretary of Advisers.

Rhonda J. Schwartz      Vice President since 1996     Since January 1996, Senior Vice President and General
(42)                                                  Counsel of Advisers, Vice President and General
                                                      Counsel, Life and Investment Products of Fortis
                                                      Insurance Company and Senior Vice President and General
                                                      Counsel of Fortis Benefits Insurance Company, FFG
                                                      Division; from 1994 to January 1996, Vice President,
                                                      General Counsel and Secretary of Fortis, Inc.

Melinda S. Urion (47)   Vice President since 1997     Senior Vice President and Chief Financial Officer of
                                                      Advisers since 1997; from 1995 to 1997, Senior Vice
                                                      President of Finance and Chief Financial Officer,
                                                      American Express Financial Corporation; from 1994 to
                                                      November 1995, corporate controller, American
                                                      Express Financial Corporation, Minneapolis, MN.

Michael J. Radmer (55)  Secretary since 1978          Partner, Dorsey & Whitney LLP, the Company's
                                                      General Counsel.

                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers, Advisers and companies affiliated with Advisers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 2000, were satisfied.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the 2001 annual shareholders' meeting must be received at the Company's offices by July 15, 2001, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2001 annual meeting.

     Dated: November 6, 2000                 Michael J. Radmer, Secretary

[LOGO OF FORTIS(SM)]

Fortis Financial Group

Fund management offered through Fortis Advisers, Inc.
since 1949 Securities offered through Fortis
Investors, Inc., member NASD, SIPC Insurance products offered through Fortis Benefits Insurance Company &
Fortis Insurance Company P.O. Box 64284 o St. Paul,
MN 55164-0284 o (800) 800-2000
http://www.ffg.us.fortis.com

The Fortis brandmark and Fortis((R))are servicemarks of Fortis (B) and Fortis (NL).

96594(C)Fortis, Inc. 11/00



                                                            [LOGO OF FORTIS(SM)]

Notice of annual shareholders'
meeting and proxy statement

                                                         To be held
                                                         December 14, 2000


                                                         Fortis Securities, Inc.

Receipt of Notice of Annual Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save the Company further solicitation expenses.

         FORTIS SECURITIES, INC.
         PROXY SERVICE
         POST OFFICE BOX 9148
         FARMINGDALE, NY  11735-9855

                            FORTIS SECURITIES, INC.

                     PROXY FOR ANNUAL SHAREHOLDERS' MEETING
                          TO BE HELD DECEMBER 14, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned appoints Michael J. Radmer, Robert W. Beltz, Jr., Scott R. Plummer and Tamara L. Fagely and each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Fortis Securities, Inc. (the "Company") held by the undersigned on October 31, 2000, at the annual Shareholders' Meeting of the Company, to be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, December 14, 2000, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

                TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.
                      KEEP THIS PORTION FOR YOUR RECORDS.
-------------------------------------------------------------------------------

                                            DETACH AND RETURN THIS PORTION ONLY.

                             FORTIS SECURITIES, INC.


VOTE ON DIRECTORS                       1.   TO SET THE NUMBER OF DIRECTORS AT TEN AND TO ELECT THE
                                             FOLLOWING NOMINEES: 01) A.R. FREEDMAN, 02) R.M. GAVIN,
   FOR   OR   WITH-   OR    FOR              03) J.L. KING, 04) D.C. KOPPERUD, 05) P.O. PETERSON,
   ALL        HOLD          ALL              06) R.L. PRINCE, 07) L.J. SANTOW, 8) N.F. SCHENKER,
               ALL         EXCEPT            9) L.W. SENBET, 10) J.M. WIKLER. TO WITHHOLD AUTHORITY TO
   [_]         [_]          [_]              VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THAT NOMINEE(S)
                                             NUMBER ON THE LINE PROVIDED BELOW.
                                             _________________________________________________________

   [_]         [_]          [_]         2.   PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE
   FOR       AGAINST      ABSTAIN            INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                                        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
                                        SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
                                        ANY ADJOURNMENTS OR POSTPONMENTS THEREOF.



                                         (Please sign name(s)     (If there are co-owners,      (Date)
                                        exactly as registered)       both should sign)